EXHIBIT 99.2
                                                                   ------------



              JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

        The undersigned  acknowledge and agree that the foregoing  statement on
Schedule 13G with respect to the Ordinary Shares of PowerDsine Ltd. is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities, except to the extent that it knows or has reason to believe that such information is inaccurate.

Dated as of January 29, 2007


                                   GENERAL ATLANTIC LLC


                                   By:  /s/ Matthew Nimetz
                                        ---------------------------------------
                                        Name:   Matthew Nimetz
                                        Title:  Managing Director


                                   GAP (BERMUDA) LIMITED


                                   By:  /s/ Matthew Nimetz
                                        ---------------------------------------
                                        Name:   Matthew Nimetz
                                        Title:  Vice President


                                   GENERAL ATLANTIC PARTNERS 78, L.P.

                                   By:  General Atlantic LLC,
                                        its General Partner


                                        By:  /s/ Matthew Nimetz
                                             ----------------------------------
                                             Name:   Matthew Nimetz
                                             Title:  Managing Director


                                   GENERAL ATLANTIC PARTNERS (BERMUDA), L.P.

                                   By:  GAP (Bermuda) Limited,
                                        its General Partner


                                        By:  /s/ Matthew Nimetz
                                             ----------------------------------
                                             Name:  Matthew Nimetz
                                             Title: Vice President

                                   GAPSTAR, LLC

                                   By:  General Atlantic LLC,
                                        its Sole Member


                                   By:  /s/ Matthew Nimetz
                                        ---------------------------------------
                                        Name:   Matthew Nimetz
                                        Title:  Managing Director


                                   GAP-W INTERNATIONAL, L.P.

                                   By:  GAP (Bermuda) Limited,
                                        its General Partner


                                        By:  /s/ Matthew Nimetz
                                             ----------------------------------
                                             Name:   Matthew Nimetz
                                             Title:  Vice President


                                   GAPCO GMBH & CO. KG

                                   By:  GAPCO Management GmbH,
                                        its General Partner


                                         By:  /s/ Matthew Nimetz
                                              ---------------------------------
                                              Name:   Matthew Nimetz
                                              Title:  Managing Director


                                   GAPCO MANAGEMENT GMBH


                                   By:  /s/ Matthew Nimetz
                                        ---------------------------------------
                                        Name:   Matthew Nimetz
                                        Title:  Managing Director

                                   GAP COINVESTMENTS III, LLC


                                   By:  /s/ Matthew Nimetz
                                        ---------------------------------------
                                        Name:   Matthew Nimetz
                                        Title:  A Managing Member



                                   GAP COINVESTMENTS IV, LLC


                                   By:  /s/ Matthew Nimetz
                                        ---------------------------------------
                                        Name:   Matthew Nimetz
                                        Title:  A Managing Member